Bank Premises and Equipment	12 Months Ended
Dec. 31, 2019
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2019 and 2018 follows:

(dollars in thousands)	2019	2018
Land	$2,337	$2,308
Buildings	36,245	34,969
Furniture, fixtures and equipment	54,245	52,153
Leasehold improvements	32,176	31,906
Total bank premises and equipment	125,003	121,336
Accumulated depreciation and amortization	(90,381)	(86,642)
Total	$34,622	$34,694

Depreciation and amortization expense was approximately $4.0 million, $4.1 million, and $3.8 million for the years 2019, 2018, and 2017, respectively.  Occupancy expense of the Bank’s premises included rental expense of $7.8 million in 2019, $8.0 million in 2018, and $7.8 million in 2017.